EXHIBIT 10.1

AMENDMENT TO STOCKHOLDERS AGREEMENT

THIS AMENDMENT TO STOCKHOLDERS AGREEMENT (this “Amendment”) is entered into as of March 29, 2018, by and among Plymouth Industrial REIT, Inc., a Maryland corporation (the “Company”), and DOF IV REIT Holdings, LLC, a Delaware limited liability company (“DOF Holdings”), and consented to by DOF IV Plymouth PM, LLC, a Delaware limited liability company (“DOF Plymouth”).

RECITALS

WHEREAS, the Company, DOF Holdings and DOF Plymouth entered into that certain Stockholders Agreement, dated as of June 8, 2017 (the “Stockholders Agreement”), pursuant to which the parties thereto set forth, among other things, their respective rights and responsibilities with respect to actions that may or may not be taken with respect to the Shares and the governance of the Company;

WHEREAS, concurrently with the execution of the Stockholders Agreement, the Company, DOF Holdings and DOF Plymouth entered into that certain Private Placement Agreement, dated as of June 8, 2017, pursuant to which the Company issued $5,000,000 of its shares of common stock, par value $0.01 per share (the “Initial Shares”), to DOF Plymouth;

WHEREAS, on July 11, 2017, DOF Plymouth transferred the Initial Shares to DOF Holdings and subsequent to such transfer, DOF Plymouth no longer owned any equity interests in the Company;

WHEREAS, concurrently with the execution of this Amendment, the Company is purchasing the Initial Shares from DOF Holdings for an aggregate consideration of $5,000,000; and

WHEREAS, the Company and DOF Holdings desire to amend the terms of the Stockholders Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions.  Capitalized terms used by not otherwise defined herein shall have the meanings set forth in the Stockholders Agreement.

Section 2.  Amendments to the Stockholders Agreement.

2.1.  Article II of the Stockholders Agreement is hereby deleted in its entirety.

2.2.  Article III of the Stockholders Agreement is hereby deleted in its entirety.

Section 3. Authorization. Each of the Company and DOF Holdings represents and warrants that such Person has been duly authorized to execute and deliver this Amendment.

Section 4. Ratification of Stockholders Agreement. Each of the Company and DOF Holdings hereby agrees that (i) except as otherwise specifically provided in this Amendment, the terms, conditions and provisions of the Stockholders Agreement remain unmodified and in full force and effect and (ii) the terms, conditions and provisions of the Stockholders Agreement, as modified by this Amendment, are hereby ratified, affirmed and confirmed.

Section 5. Ratification of Stockholder Agreement. This Amendment and the Stockholders Agreement, as modified by this Amendment, contain the entire agreement between the parties hereto as to the subject matter hereof and there are no other terms, obligations, covenants, representations, warranties, statements or conditions, oral or otherwise, of any kind, except as set forth herein or therein. All prior communications, negotiations, course of conduct, agreements and understandings, whether oral or written, with respect to the subject matter hereof, are hereby merged into this Amendment and the Stockholders Agreement.

Section 6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute the same agreement.

[Signature page appears on the following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Stockholders Agreement as of the date written above.

PLYMOUTH INDUSTRIAL REIT, INC.,
a Maryland corporation

	By:	/s/ Pendleton P. White, Jr.
		Name:	Pendleton P. White, Jr.
		Title:	President

DOF IV REIT HOLDINGS, LLC,
a Delaware limited liability company

	By:	/s/ Robert A. Del Monaco
		Name:	Robert A. Del Monac
		Title:	Authorized Signatory

ACKNOWLEDGED AND CONSENTED

TO BY:

DOF IV PLYMOUTH PM, LLC,

a Delaware limited liability company

By:	/s/ Robert A. Del Monaco
Name: Robert A. Del Monaco
Title: Authorized Signatory